SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2003

LENDINGTREE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Item 5. Other Events and Required FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued February 3, 2003 announcing LendingTree’s operating results for the quarter and year ending December 31, 2002 and is revising its financial guidance for 2003.

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

(a) Financial Statements. Not Applicable.

(b) Proforma Financial Information. Not Applicable

(c) Exhibits. The following exhibit is filed herewith:

      99.1 Press release issued on February 3, 2003.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: February 3, 2003	By:	/s/ Douglas R. Lebda Name: Douglas R. Lebda Title: Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 3, 2003	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on February 3, 2003.